SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 5, 2002


                       The Stanley Works
-------------------------------------------------------------------
       (Exact name of registrant as specified in charter)


Connecticut                  1-5244                06-0548860
-------------------------------------------------------------------
(State or other            (Commission           (IRS Employer
jurisdiction of             File Number)          Identification No.)
incorporation)


1000 Stanley Drive, New Britain, Connecticut            06053
-------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (860) 225-5111
                                                    ---------------


                         Not Applicable
-------------------------------------------------------------------
 (Former name or former address, if changed since last report)






               Exhibit Index is located on Page 2










Item 5.     Other Events.
            -------------

            In a Press Release attached to this 8-K as Exhibit 20(i), the company announced that it had completed an offering of $350 million in aggregate principal amount of notes.

Item 7.     Financial Statements and Exhibits.
            ----------------------------------

(c) 20(i)   Press Release dated November 1, 2002.




                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                          THE STANLEY WORKS



Date:  November 5, 2002   By:   /s/ Bruce H. Beatt
       ----------------   -----------------------------
                          Name:  Bruce H. Beatt
                          Title: Vice President, General
                                 Counsel and Secretary





                         EXHIBIT INDEX

                   Current Report on Form 8-K
                     Dated November 5, 2002



                         Exhibit No.  Page
                         -----------  ----

                           20(i)       3





                           Exhibit 20(i)

FOR IMMEDIATE RELEASE

Stanley Works Completes Offering of $200 Million of 4.90% Notes Due 2012 and $150 Million of 3.50% Notes Due 2007

New Britain, Connecticut, November 1, 2002.  The Stanley Works (NYSE:
SWK) announced today that it has completed an offering of $350 million in aggregate principal amount of notes. The offering was comprised of $200 million of 4.90% notes due 2012 and $150 million of 3.50% notes due 2007. The company expects to use a portion of the net proceeds from this offering to pay the purchase price of the proposed acquisition of Best Lock Corporation dba Best Access Systems. Any amounts not used for the Best Lock acquisition will be used for general corporate purposes.

The notes were offered to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S. The notes were not registered under the Securities Act of 1933, as amended (the "Securities Act"), and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the notes in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Any statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those the company anticipates. The company is under no obligation to (and expressly disclaims any such obligation to) publicly update or alter its forward-looking statements made in this press release, whether as a result of new information, future events or otherwise.